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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Robert W. Hughes, Chairman, President and Chief Executive Officer and Danny E. Hosler, Vice President and Chief Financial Officer of OC Financial, Inc. (the "Company") certifies in their capacity as President and Chief Executive Officer and Vice President and Chief Financial Officer of the Company that they have reviewed the annual report of the Company on Form 10-KSB for the fiscal year ended September 30, 2006 and that to the best of their knowledge:

1. the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to OC Financial, Inc. and will be retained by OC Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


December 22, 2006                              /s/ Robert W. Hughes
------------------------------                 ---------------------------------
Date                                           Robert W. Hughes
                                               Chairman, President and
                                               Chief Executive Officer


December 22, 2006                              /s/ Danny E. Hosler
------------------------------                 ---------------------------------
Date                                           Danny E. Hosler
                                               Vice President and
                                               Chief Finanial Officer